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                                                                   EXHIBIT 10.3

                                 FACILITY F NOTE


$400,000.00                                            Pittsburgh, Pennsylvania
                                                                  June 22, 2005


         FOR VALUE RECEIVED, the undersigned, PDG Environmental, Inc., a Delaware corporation, Project Development Group, Inc., a Pennsylvania corporation, Enviro-Tech Abatement Services, Co., a North Carolina corporation, and PDG, Inc., a Pennsylvania corporation (collectively and jointly and severally, "Borrowers"), hereby jointly and severally promise to pay to the order of Sky Bank, an Ohio banking institution having an office at 101 East Washington Street, New Castle, Pennsylvania 16103 ("Bank"), on or before the Facility F Expiry Date, and at such earlier dates as may be required by the Loan Agreement (as defined below), the lesser of (i) the principal sum of Four Hundred Thousand Dollars and 00/100 Dollars ($400,000.00), or (ii) the aggregate unpaid principal amount of all Facility F Loans made by Bank to Borrowers pursuant to the Loan Agreement. Borrowers hereby further jointly and severally promise to pay to the order of Bank interest on the unpaid principal amount of this Facility F Note from time to time outstanding at the rate or rates per annum determined pursuant to Article II of, or as otherwise provided in, the Loan Agreement, and with such amounts being payable on the dates set forth in
Article II of, or as otherwise provided in, the Loan Agreement.

         All payments and prepayments to be made in respect of principal, interest, or other amounts due from Borrowers under this Facility F Note shall be payable at 12:00 noon, New Castle, Pennsylvania time, on the day when due, without presentment, demand, protest or notice of any kind, all of which are expressly waived, and an action therefor shall immediately accrue. All such payments shall be made to Bank at its designated office located at 101 East Washington Street, New Castle, Pennsylvania, in lawful money of the United States of America in immediately available funds without setoff, counterclaim or other deduction of any nature.

         Except as otherwise provided in the Loan Agreement, if any payment of principal or interest under this Facility F Note shall become due on a day which is not a Business Day, such payment shall be made on the next following Business Day and such extension of time shall be included in computing interest in connection with such payment.

         This Facility F Note is one of the Notes referred to in, and is entitled to the benefits of, that certain Loan Agreement dated as of August 3, 2000, as amended by Amendment to Loan Agreement dated as of June 14, 2001, that certain Second Amendment to Loan Agreement dated as of May 6, 2002, that certain Third Amendment to Loan Agreement dated as of August 30, 2002, that certain Fourth Amendment to Loan Agreement dated as of December 31, 2002, that certain Fifth Amendment to Loan Agreement dated as of February 28, 2003, that certain Sixth Amendment to Loan Agreement dated as of July 22, 2003, that certain Seventh Amendment to Loan Agreement dated as of January 28, 2004, that certain Eighth Amendment to Loan Agreement, dated July 8, 2004, that certain Ninth Amendment to Loan Agreement, dated



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November 3, 2004, that certain Tenth Amendment to Loan Agreement, dated December
21, 2004 and further amended by the Eleventh Amendment to Loan Agreement dated as of June 22, 2005, as further amended by letter agreement dated June 13, 2005 by and between Borrowers and Bank (as such agreement may be further amended, modified or supplemented from time to time, the "LOAN AGREEMENT"), which among other things, provides for the acceleration of the maturity hereof upon the occurrence of certain events and may provide for prepayments in certain circumstances and upon certain terms and conditions. This Facility F Note is secured by, and is entitled to the benefits of, the Loan Documents, as the same may be amended, modified or supplemented from time to time. Capitalized terms used in this Facility F Note which are defined in the Loan Agreement shall have the meanings assigned to them therein unless otherwise defined in this Facility
F Note.

         This Facility F Note shall be governed by, and shall be construed and enforced in accordance with, the laws of the Commonwealth of Pennsylvania without regard to the principles applicable to the conflicts of laws thereof. Each Borrower hereby consents to the jurisdiction and venue of the Court of Common Pleas of Allegheny County, Pennsylvania, Court of Common Pleas of Lawrence County, Pennsylvania and the United States District Court for the Western District of Pennsylvania with respect to any suit arising out of, relating to or mentioning this Facility F Note.


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CONFESSION OF JUDGMENT. EACH BORROWER HEREBY IRREVOCABLY           Borrowers
AUTHORIZES AND EMPOWERS THE PROTHONOTARY, ANY ATTORNEY OR          Initials
ANY CLERK OF ANY COURT OF RECORD, TO APPEAR FOR AND CONFESS
JUDGMENT AGAINST SUCH BORROWER, UPON THE OCCURRENCE OF AN             JCR
EVENT OF DEFAULT, FOR SUCH SUMS AS ARE DUE AND/OR MAY BECOME
DUE UNDER THIS FACILITY F NOTE, THE LOAN AGREEMENT AND THE
OTHER LOAN DOCUMENTS, WITH OR WITHOUT DECLARATION, WITH
COSTS OF SUIT, WITHOUT STAY OF EXECUTION AND WITH AN AMOUNT
EQUAL TO TEN PERCENT (10%) OF THE AMOUNT OF SUCH JUDGMENT,
BUT NOT LESS THAN ONE THOUSAND DOLLARS ($1,000), ADDED FOR
ATTORNEYS' COLLECTION FEES. NOTWITHSTANDING THE ATTORNEY'S
COMMISSION PROVIDED FOR IN THE PRECEDING SENTENCE (WHICH IS
INCLUDED IN THE WARRANT FOR PURPOSES OF ESTABLISHING A SUM
CERTAIN), THE AMOUNT OF ATTORNEYS' FEES THAT THE BANK MAY
RECOVER FROM SUCH BORROWER SHALL NOT EXCEED THE ACTUAL
ATTORNEYS' FEES INCURRED BY THE BANK. TO THE EXTENT
PERMITTED BY LAW, EACH BORROWER RELEASES ALL ERRORS IN SUCH
PROCEEDINGS. IF A COPY OF THIS FACILITY F NOTE, VERIFIED BY
AFFIDAVIT BY OR ON BEHALF OF THE HOLDER OF THIS FACILITY F
NOTE SHALL HAVE BEEN FILED IN SUCH ACTION, IT SHALL NOT BE
NECESSARY TO FILE THE ORIGINAL FACILITY F NOTE AS A WARRANT
OF ATTORNEY. THE AUTHORITY AND POWER TO APPEAR FOR AND
CONFESS JUDGMENT AGAINST BORROWERS SHALL NOT BE EXHAUSTED BY
THE INITIAL EXERCISE THEREOF AND MAY BE EXERCISED AS OFTEN
AS THE HOLDER SHALL FIND IT NECESSARY AND DESIRABLE AND THIS
FACILITY F NOTE SHALL BE A SUFFICIENT WARRANT THEREFOR. THE
HOLDER HEREOF MAY CONFESS ONE OR MORE JUDGMENTS IN THE SAME
OR DIFFERENT JURISDICTIONS FOR ALL OR ANY PART OF THE AMOUNT
OWING HEREUNDER, WITHOUT REGARD TO WHETHER JUDGMENT HAS
THERETOFORE BEEN CONFESSED ON MORE THAN ONE OCCASION FOR THE
SAME AMOUNT. IN THE EVENT ANY JUDGMENT CONFESSED AGAINST ANY
BORROWER HEREUNDER IS STRICKEN OR OPENED UPON APPLICATION BY
OR ON SUCH BORROWER'S BEHALF FOR ANY REASON, HOLDER IS
HEREBY AUTHORIZED AND EMPOWERED TO AGAIN APPEAR FOR AND
CONFESS JUDGMENT AGAINST SUCH BORROWER FOR ANY PART OR ALL
OF THE AMOUNTS OWING HEREUNDER, AS PROVIDED FOR HEREIN, IF
DOING SO WILL CURE ANY ERRORS OR DEFECTS IN SUCH PRIOR
PROCEEDINGS.

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WAIVER OF TRIAL BY JURY. EACH BORROWER EXPRESSLY, KNOWINGLY        Borrowers
AND VOLUNTARILY WAIVES ALL BENEFIT AND ADVANTAGE OF ANY            Initials
RIGHT TO A TRIAL BY JURY, AND IT WILL NOT AT ANY TIME INSIST
UPON, OR PLEAD OR IN ANY MANNER WHATSOEVER CLAIM OR TAKE THE          JCR
BENEFIT OR ADVANTAGE OF A TRIAL BY JURY IN ANY ACTION
ARISING IN CONNECTION WITH THIS FACILITY F NOTE, THE LOAN
AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS.

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NOTICE - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL.
IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIM YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON ITS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.


         IN WITNESS WHEREOF, and intending to be jointly and severally and legally bound hereby, each Borrower, by its duly authorized officers, has executed, issued and delivered this Facility F Note in Pittsburgh, Pennsylvania on the day and year written above.

ATTEST:                                    PDG ENVIRONMENTAL, INC.


/s/ Regis O'Hara                           By: /s/ John C. Regan
----------------------------------             ------------------------------
Assistant Secretary                        Title:   President & CEO
                                                  ---------------------------

ATTEST:                                    PROJECT DEVELOPMENT GROUP, INC.

/s/ Regis O'Hara                           By: /s/ John C. Regan
----------------------------------             ------------------------------
Assistant Secretary                        Title: President & CEO
                                                  ---------------------------

ATTEST:                                    ENVIRO-TECH ABATEMENT
                                           SERVICES, CO.

/s/ Regis O'Hara                           By: /s/ John C. Regan
----------------------------------             ------------------------------
Assistant Secretary                        Title: President & CEO
                                                  ---------------------------

ATTEST:                                    PDG, INC.


/s/ Regis O'Hara                           By: /s/ John C. Regan
----------------------------------             ------------------------------
Assistant Secretary                        Title: President & CEO
                                                  ---------------------------



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